Events after the reporting period	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Events after the reporting period
3 3	EVENTS AFTER THE REPORTING PERIOD
On March 1, 2024, the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Transformative Investments Pte Ltd (“Parent”), and Helium, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company will be acquired by our Founder and his affiliates (the “Buyer Group”).
Parent and the Buyer Group members have entered into rollover and contribution agreements, pursuant to which (i) Parent has irrevocably agreed to contribute its shares in the Company to the Merger Sub prior to the closing of the Merger (as defined below) in exchange for newly issued ordinary shares of Merger Sub, and (ii) certain other Buyer Group members and their affiliates have irrevocably agreed to contribute their respective shares in the Company to the Merger Sub prior to the closing of the Merger in exchange for newly issued ordinary shares of Parent.
Subject to the terms and conditions of the Merger Agreement, the Merger Sub will merge with and into the Company through a “short-form” merger in accordance with Part XVI and in particular section 233(7) of the Companies Act (Revised) of the Cayman Islands (the “Merger”), with the Company surviving the Merger as the surviving company and becoming a direct wholly-owned subsidiary of Parent as a result of the Merger. The Merger is currently expected to close in the second quarter of 2024. If completed, the Merger will result in the Company becoming a privately-owned company which is directly wholly-owned by Parent. The Company’s ADSs will no longer be listed on the New York Stock Exchange, and the ADS program will be terminated.
The Merger is an amalgamation of Merger Sub and the Company has evaluated the Merger to be a common control transaction.